THE LAZARD FUNDS, INC.

Lazard Global Equity Select Portfolio

Supplement to Prospectus dated May 1, 2015

The following supplements "Summary Section – Management – Portfolio Managers/Analysts":

Barnaby Wilson, portfolio manager/analyst on the Investment Manager’s Global Equity Select and Global Strategic Equity teams, has been with the Portfolio since October 2015.

The following replaces any contrary information in "Fund Management – Portfolio Management":

Global Equity Select Portfolio – Andrew D. Lacey, Martin Flood, Louis Florentin-Lee, Patrick Ryan and Ronald Temple (each since December 2013) and Barnaby Wilson (since October 2015).

The following replaces any contrary information contained in  "Fund Management—Biographical Information of Principal Portfolio Managers" in the Prospectus:

Barnaby Wilson, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Equity Select and Global Strategic Equity teams. Prior to joining the Investment Manager in 1999, Mr. Wilson worked for Orbitex Investments. He began working in the investment field in 1998, and is a CFA Charterholder.

October 8, 2015